Dividends/Distributions	3 Months Ended
Mar. 31, 2016
Equity [Abstract]
Dividends/Distributions

(13) Dividends/Distributions

During the three months ended March 31, 2016 and March 31, 2015, the Company declared and paid distributions of its REIT taxable income of an aggregate of $72,734 or $0.75 per share and $65,223 or $0.68 per share, respectively. The amount, timing and frequency of future distributions will be at the sole discretion of the Board of Directors and will be declared based upon various factors, a number of which may be beyond the Company’s control, including the financial condition and operating cash flows, the amount required to maintain REIT status and reduce any income and excise taxes that the Company otherwise would be required to pay, limitations on distributions in our existing and future debt instruments, the Company’s ability to utilize net operating losses (“NOLs”) to offset, in whole or in part, the Company’s distribution requirements, limitations on its ability to fund distributions using cash generated through its taxable REIT subsidiaries (“TRSs”) and other factors that the Board of Directors may deem relevant. During the three months ended March 31, 2016 and March 31, 2015, the Company paid cash dividend distributions to holders of its Series AA Preferred Stock of $91 or $15.95 per share.